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                                                                    EXHIBIT 10.1

                              AUTOBYTEL.EUROPE LLC

                         FIRST AMENDMENT TO AMENDED AND

                          RESTATED OPERATING AGREEMENT

         This FIRST AMENDMENT TO AMENDED AND RESTATED OPERATING AGREEMENT, (this "AMENDMENT") is entered into as of the 27th day of January 2000, by and among Autobytel.Europe LLC, a Delaware limited liability company, autobytel.com inc., a Delaware corporation, GE Capital Equity Holdings, Inc., a Delaware corporation, Inchcape Overseas Investments B.V., a Netherlands corporation, and Pon Holdings B.V., a Netherlands corporation.

                                    RECITALS

         WHEREAS, the parties hereto entered into the Amended and Restated Operating Agreement dated January 6, 2000 (the "AGREEMENT");

         WHEREAS, the parties desire to amend the Agreement in accordance with
Section 14.1 thereof upon the terms and conditions set forth herein; and

         WHEREAS, capitalized terms used herein shall have the same meanings ascribed to such terms in the Agreement.

         NOW, THEREFORE, in consideration for the mutual agreements and promises contained herein, the parties hereto agree as follows:

                               TERMS OF AGREEMENT

1. Terms Amended. Pursuant to and in accordance with Section 14.1 of the Agreement, Section 1.28 is hereby amended and restated as follows:

          "`ORIGINAL ELIGIBLE OWNER' shall mean each Member, other than ABT, who becomes a Member and (i) by itself or (ii) together with its Affiliates owns at least 10,000 Units of the Company on February 29, 2000."

2. No Other Changes. Except as provided in this Amendment, all provisions of the Agreement are hereby ratified and acknowledged to be in full force and effect.
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         IN WITNESS WHEREOF, the parties have executed and delivered this
Amendment as of the date first above written.

                                               AUTOBYTEL.EUROPE LLC

                                               By:    /s/ Ariel Amir
                                                  ------------------------------
                                                      Name: Ariel Amir
                                                      Title: Vice President
MEMBERS:

AUTOBYTEL.COM INC.

By: /s/ Mark W. Lorimer
   ----------------------------------------------
     Name: Mark W. Lorimer
     Title: Chief Executive Officer and President


GE CAPITAL EQUITY HOLDINGS, INC.

By:  /s/ Brian S. Graff
   ----------------------------------------------
     Name: Brian S. Graff
     Title: Senior Vice President


INCHCAPE OVERSEAS INVESTMENTS B.V.

By:  /s/ Peter Johnson
   ----------------------------------------------
     Name: Peter Johnson
     Title: Chairman

PON HOLDINGS B.V.

By: /s/ Henk Rottinghuis
   ----------------------------------------------
     Name:    Henk Rottinghuis
     Title:   Managing Director